UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cohen & Steers Worldwide Realty Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COHEN & STEERS	ADJOURNMENT NOTICE

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

The Special Meeting of Shareholders scheduled for December 18, 2006, has been adjourned to January 16, 2007 in order to provide shareholders with additional time to register their vote.

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund.  The meeting, originally scheduled for December 18, 2006 has been adjourned to January 16, 2007 at 3:00 p.m. Eastern time.  To date, our records indicate that we have not received your voting instructions.  Your vote is important no matter how many shares you own.  We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!   PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, please call the toll-free number 1-800-290-1473.	1. Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.

After careful review and consideration, the Board of Directors of the Fund recommends that shareholders vote in favor of all proposals.	2. Vote Through the Internet. Visit the website found on the enclosed proxy card and follow the instructions.

For your convenience, please utilize one of the following easy methods to register your vote:	3. Vote by Mail. You may cast your vote by signing, dating the enclosed proxy card inserting it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  If we still have not received your proxy as the date of the Meeting moves closer, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

Thank you for your assistance.

COHEN & STEERS	ADJOURNMENT NOTICE

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

The Special Meeting of Shareholders scheduled for December 18, 2006, has been adjourned to January 16, 2007 in order to provide shareholders with additional time to register their vote.

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund.  The meeting, originally scheduled for December 18, 2006 has been adjourned to January 16, 2007 at 3:00 p.m. Eastern time.  To date, our records indicate that we have not received your voting instructions.  Your vote is important no matter how many shares you own.  We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!   PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

Another copy of your ballot(s) has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-290-1473 extension 112

1. Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.

After careful review and consideration, the Board of Directors of the Fund recommends that shareholders vote in favor of all proposals.	2. Vote Through the Internet. Visit the website www.proxyvote.com and follow the instructions.

For your convenience, please utilize one of the following easy methods to register your vote:	3. Vote by Mail. You may cast your vote by signing, dating the enclosed proxy card inserting it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.

Thank you for your assistance.